NEWS RELEASE

Lexaria Adds to Management Team

Kelowna, BC—April 24, 2014 - Lexaria Corp. (LXRP-OTCQB) (LXX-CSE) (the "Company" or "Lexaria") is pleased to announce new Managers joining the Company and assisting in the development and growth of the Ontario marijuana production facility.

Mr. Greg Boone has been named Lexaria’s Human Resource Manager, with the responsibility of placing key managers and executives not just in the new Ontario production facility, but also Company-wide as necessary. Greg is the President of HEC Group, an executive search and management consulting company that specializes in building high performance teams to build and grow emerging companies. For more than 15 years Greg has built relationships with a significant network of professionals in many industrial sectors, including food, pharmaceutical, regulatory/quality assurance, logistics/supply chain, and more. Greg will also assist in establishing key human resource policies at the new facility.

“I am excited and truly pleased to be joining the Lexaria organization. I look forward to spearheading the recruitment efforts to attract expertise in various disciplines to solidify our position as a leader in the emerging medical marijuana industry in Canada,” said Greg Boone.

Lexaria is also pleased to welcome Mr. Clark Kent as Media Manager to implement media needs for the new Ontario production facility as well as broader Company media strategies. Clark has over 8 years experience in media management, communications and marketing and will be a single point of contact for media and communications enquiries within Canada. He has previous experience in fields such as resources and also in medical diagnostics. Clark will produce corporate marketing materials and work with the media to ensure consistent and concise messaging.

“I welcome both Greg and Clark and I know their contributions will help position Lexaria for the success we are striving towards.” said Chris Bunka, CEO of Lexaria “Key appointments such as these, and the knowledge and experience represented by these latest members of our team, will continue to enable Lexaria to distinguish itself in this rapidly emerging industry through the quality and dedication of its people.” The consultants are each eligible to receive up to 577,500 restricted common shares of stock over time in their respective roles as an Advisory Board members, depending on certain specified performance thresholds being reached.

About Lexaria

Lexaria’s shares are quoted in the USA with symbol LXRP and in Canada with symbol LXX. The company searches for projects that could provide potential above-market returns.

To learn more about Lexaria Corp. visit www.lexariaenergy.com.

FOR FURTHER INFORMATION
PLEASE CONTACT: Lexaria Corp.
Chris Bunka, Chairman & CEO: (250) 765-6424
Clark Kent, Media Manager: (647) 519-2646

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors but they include and are not limited to the existence of underground deposits of commercial quantities of oil and gas; cessation or delays in exploration because of mechanical, weather, operating, financial or other problems; capital expenditures that are higher than anticipated; or exploration opportunities being fewer than currently anticipated. There can be no assurance that road or site conditions will be favorable for field work; no assurance that well treatments or workovers will have any effect on oil or gas production; no assurance that oil field interconnections will have any measurable impact on oil or gas production or on field operations, and no assurance that any expected new well(s) will be drilled or have any impact on the Company. There can be no assurance that expected oil and gas production will actually materialize; and thus no assurance that expected revenue will actually occur. There is no assurance the Company will have sufficient funds to drill additional wells, or to complete acquisitions or other business transactions. Such forward looking statements also include estimated cash flows, revenue and current and/or future rates of production of oil and natural gas, which can and will fluctuate for a variety of reasons; oil and gas reserve quantities produced by third parties; and intentions to participate in future exploration drilling. Adverse weather conditions including but not limited to surface flooding can delay operations, impact production, and cause reductions in revenue. The Company may not have sufficient expertise to thoroughly exploit its oil and gas properties. The Company may not have sufficient funding to thoroughly explore, drill or develop its properties. Access to capital, or lack thereof, is a major risk and there is no assurance that the Company will be able to raise required working capital. Current oil and gas production rates may not be sustainable and targeted production rates may not occur. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors which may be identified from time to time in the Company's public announcements and filings. There is no assurance that the medical marijuana business or any member of the Advisory Board or Management team will provide any benefit to Lexaria.

The CNSX has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

NEWS RELEASE

Lexaria Announces Managers of Ontario Facility and First Phase Production Plans

Kelowna, BC—April 25, 2014 - Lexaria Corp. (LXRP-OTCQB) (LXX-CSE) (the "Company" or "Lexaria") is pleased to announce the appointment of its management team for its new Ontario marijuana production facility.

Mr. Don Shaxon has been named Lexaria’s Ontario Operations Manager, having responsibility for Lexaria’s current facility as well as potential future production locations. Don has nearly 20 years experience in the public markets, and has worked in the cannabis industry in the USA for both Cannabis Science Inc and for Endocan Corp; and more recently has joined Enertopia Corp. Don held a Canadian medical marijuana production licence under the recent MMAR program. Don will be intimately involved in production design, layout, and ongoing operations.

“Words cannot describe how truly excited I am to be running the Ontario operations for Enertopia and Lexaria. The healing properties of cannabis are undeniable and it's a great feeling for me, knowing we'll be supplying Canadian patients with the quality medicine they rightfully deserve. I'm very much looking forward to solidifying our position as a leader in the emerging medical marijuana industry in Canada.” said Don Shaxon. Mr. Shaxon has been instrumental in assembling the new Ontario team for the Lexaria/Enertopia joint venture project and Lexaria extends its thanks for his important contributions.

Lexaria is also announcing Mr. Jason Springett as Master Grower for the new facility. Jason is currently serving on the Lexaria Advisory Board where he will remain, and he will now add all the responsibilities of Master Grower. Jason has extensive knowledge and experience in the medical marijuana sector having been a licensed grower under existing Health Canada regulations for many years. He has experience with multi-strain growing including THC-free CBD strains; with both organic growing and non-toxic pest control and non organic growing techniques; with yield optimizations strategies such as highly monitored and controlled light, heat, CO2; remote monitoring and controls, and much more.

“Our operations team have the expertise and ambition to build this Ontario marijuana production facility into one of the world’s best, and we will settle for nothing less.” said Chris Bunka, CEO of Lexaria “The Lexaria/Enertopia joint venture is gaining traction and we continue to add talented world-class individuals to our growing team. ”

Lexaria also reports that, following a site visit last week, design and engineering of the facility is underway. HVAC, electrical, structural, production optimization and floor design, and plant and process security are just some of the aspects of the project that are now being planned.

The project is being designed as one of Canada’s largest and most advanced marijuana production facilities. Production areas are expected to be completed in either two or three stages, with an initial production area of 20,000 – 25,000 square feet being contemplated at this time. Ultimate production capacity at this location is up to 65,000 square feet on a single floor, or more if a second floor design is utilized in whole or in part.

Each of the managers are eligible to receive up to 577,500 restricted common shares of stock over time in their respective roles as an Advisory Board members, depending on certain specified performance thresholds being reached.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Lexaria

Lexaria’s shares are quoted in the USA with symbol LXRP and in Canada with symbol LXX. The company searches for projects that could provide potential above-market returns.

To learn more about Lexaria Corp. visit www.lexariaenergy.com.

FOR FURTHER INFORMATION PLEASE CONTACT:
Lexaria Corp.
Chris Bunka, CEO: (250) 765-6424
Clark Kent, Media Manager: (647) 519-2646

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors but they include and are not limited to the existence of underground deposits of commercial quantities of oil and gas; cessation or delays in exploration because of mechanical, weather, operating, financial or other problems; capital expenditures that are higher than anticipated; or exploration opportunities being fewer than currently anticipated. There can be no assurance that road or site conditions will be favorable for field work; no assurance that well treatments or workovers will have any effect on oil or gas production; no assurance that oil field interconnections will have any measurable impact on oil or gas production or on field operations, and no assurance that any expected new well(s) will be drilled or have any impact on the Company. There can be no assurance that expected oil and gas production will actually materialize; and thus no assurance that expected revenue will actually occur. There is no assurance the Company will have sufficient funds to drill additional wells, or to complete acquisitions or other business transactions. Such forward looking statements also include estimated cash flows, revenue and current and/or future rates of production of oil and natural gas, which can and will fluctuate for a variety of reasons; oil and gas reserve quantities produced by third parties; and intentions to participate in future exploration drilling. Adverse weather conditions including but not limited to surface flooding can delay operations, impact production, and cause reductions in revenue. The Company may not have sufficient expertise to thoroughly exploit its oil and gas properties. The Company may not have sufficient funding to thoroughly explore, drill or develop its properties. Access to capital, or lack thereof, is a major risk and there is no assurance that the Company will be able to raise required working capital. Current oil and gas production rates may not be sustainable and targeted production rates may not occur. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors which may be identified from time to time in the Company's public announcements and filings. There is no assurance that the medical marijuana business or any member of the operations team will provide any benefit to Lexaria, nor that a first phase of construction will involve 25,000 square feet or will be completed, or that the Company will be successful in obtaining a Health Canada license under the MMPR program.

The CNSX has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

NEWS RELEASE

Lexaria Appoints Assistant Plant Manager – Announces Conference Participation.

Kelowna, BC—April 30, 2014 - Lexaria Corp. (LXRP-OTCQB) (LXX-CSE) (the "Company" or "Lexaria") is pleased to announce the appointment of the new Assistant Operations Manager for its new Ontario marijuana production facility, and to further announce two conferences where the public will have an opportunity to meet Lexaria management.

Joining the Lexaria/Enertopia joint venture team is Mr. Chris Hornung as Assistant Operations Manager. Chris has been vice-president of Kenex Manufacturing Co. in Brampton, Ont., since 1999. During this time he has co-founded and grown several successful new divisions. As well, Mr Hornung is a partner in and is responsible for several different real estate holding companies in Vaughan and Brampton, Ont.

Lexaria also announces that it is a corporate participant at the May 7 Green Rush Conference in Vancouver, BC, where CEO Chris Bunka will be speaking. Lexaria will present its new industry/investor presentation which will also be available soon at our website.

As well, Lexaria is a participant at the upcoming May 12-15 MoneyShow in Las Vegas, NV, where speakers include Steve Forbes, Raplh Acampora, James Stack and more. Shareholders and all interested parties are encouraged to meet with Lexaria management at either of these public events to learn more about the medical marijuana industry and how Lexaria is participating within it.

Mr Hornung is eligible to receive up to 577,500 restricted common shares of stock over time in his role as Lexaria consultant, depending on certain specified performance thresholds being reached.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Lexaria

Lexaria’s shares are quoted in the USA with symbol LXRP and in Canada with symbol LXX. The company searches for projects that could provide potential above-market returns.

To learn more about Lexaria Corp. visit www.lexariaenergy.com.

FOR FURTHER INFORMATION PLEASE CONTACT:

Lexaria Corp.
Chris Bunka
Chairman & CEO
(250) 765-6424

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors but they include and are not limited to the existence of underground deposits of commercial quantities of oil and gas; cessation or delays in exploration because of mechanical, weather, operating, financial or other problems; capital expenditures that are higher than anticipated; or exploration opportunities being fewer than currently anticipated. There can be no assurance that road or site conditions will be favorable for field work; no assurance that well treatments or workovers will have any effect on oil or gas production; no assurance that oil field interconnections will have any measurable impact on oil or gas production or on field operations, and no assurance that any expected new well(s) will be drilled or have any impact on the Company. There can be no assurance that expected oil and gas production will actually materialize; and thus no assurance that expected revenue will actually occur. There is no assurance the Company will have sufficient funds to drill additional wells, or to complete acquisitions or other business transactions. Such forward looking statements also include estimated cash flows, revenue and current and/or future rates of production of oil and natural gas, which can and will fluctuate for a variety of reasons; oil and gas reserve quantities produced by third parties; and intentions to participate in future exploration drilling. Adverse weather conditions including but not limited to surface flooding can delay operations, impact production, and cause reductions in revenue. The Company may not have sufficient expertise to thoroughly exploit its oil and gas properties. The Company may not have sufficient funding to thoroughly explore, drill or develop its properties. Access to capital, or lack thereof, is a major risk and there is no assurance that the Company will be able to raise required working capital. Current oil and gas production rates may not be sustainable and targeted production rates may not occur. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors which may be identified from time to time in the Company's public announcements and filings. There is no assurance that the medical marijuana business or any member of the management team or consultant will provide any benefit to Lexaria.

The CNSX has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.